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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): April 17, 2000 (March 31,
                                     2000)


                            TIER TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



              California                             000-23195                         94-3145844
     (State or other jurisdiction of                (Commission              (IRS Employer Identification No.)
             incorporation)                         File Number)

     1350 Treat Boulevard, Suite 250                                                       94596
        Walnut Creek, California                                                        (Zip Code)
(Address of principal executive offices)

                                                  (925) 937-3950
                              (Registrant's telephone number, including area code)


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This amendment is being filed to refile Exhibit 2.1.

Item 7.   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. It is impracticable at this time for the Registrant to provide the financial statements of the acquired businesses. Such financial statements will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty (60) days after the date hereof.

(b) Pro Forma Financial Information. It is impracticable at this time for the Registrant to provide the pro forma financial information relative to the acquired businesses. Such pro forma financial information will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty (60) days after the date hereof.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

 2.1 Agreement for the Purchase and Sale of Assets dated as of March 9, 2000 by and between The SCA Group, Inc. and Tier Technologies, Inc. (the schedules to the Business Purchase Agreement have been omitted as permitted by the rules and regulations of the Securities and Exchange Commission (SEC) but will be provided supplementally to the SEC upon request).

2.2* Amendment to Agreement for the Purchase and Sale of Assets dated as of March 29, 2000 by and between The SCA Group, Inc. and Tier Technologies, Inc.

*Previously Filed

 2.3* Amendment #2 to Agreement for the Purchase and Sale of Assets dated as of March 30, 2000 by and between The SCA Group, Inc. and Tier Technologies, Inc.

 2.4* Agreement for the Purchase and Sale of Assets dated as of March 25, 2000 by and between Harris Chapman and Tier Technologies, Inc. (the schedules to the Business Purchase Agreement have been omitted as permitted by the rules and regulations of the Securities and Exchange Commission (SEC) but will be provided supplementally to the SEC upon request).

*Previously Filed

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            TIER TECHNOLOGIES, INC.



                            By: /s/ Laura B. DePole
                                -------------------
                                Laura B. DePole
                                Chief Financial Officer


Date: April 18, 2000

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

 2.1 Agreement for the Purchase and Sale of Assets dated as of March 9, 2000 by and between The SCA Group, Inc. and Tier Technologies, Inc. (the schedules to the Business Purchase Agreement have been omitted as permitted by the rules and regulations of the Securities and Exchange Commission (SEC) but will be provided supplementally to the SEC upon request).

 2.2* Amendment to Agreement for the Purchase and Sale of Assets dated as of March 29, 2000 by and between The SCA Group, Inc. and Tier Technologies, Inc.

 2.3* Amendment #2 to Agreement for the Purchase and Sale of Assets dated as of March 30, 2000 by and between The SCA Group, Inc. and Tier Technologies, Inc.

 2.4* Agreement for the Purchase and Sale of Assets dated as of March 25, 2000 by and between Harris Chapman and Tier Technologies, Inc. (the schedules to the Business Purchase Agreement have been omitted as permitted by the rules and regulations of the Securities and Exchange Commission (SEC) but will be provided supplementally to the SEC upon request).

*Previously Filed